UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013 (September 25, 2013)

PAR PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16203	84-1060803
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(713) 969-3293
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 27, 2013 (the “Prior 8-K”), on September 25, 2013, Hawaii Pacific Energy, LLC, a Delaware limited liability company (“HPE” or the “Buyer”) and wholly owned subsidiary of Par Petroleum Corporation (the “Company”), completed the acquisition (the “TSO Hawaii Acquisition”) of all of the issued and outstanding membership interests of Tesoro Hawaii, LLC, a Hawaii limited liability company that was subsequently renamed Hawaii Independent Energy, LLC (“Tesoro Hawaii” or “HIE”), for an aggregate purchase price, including the $25.0 million deposit previously paid, of $75.0 million, paid in cash at the closing plus certain contingent earnout payments of up to $40.0 million, pursuant to the terms and conditions of a membership interest purchase agreement (as amended from time to time, the “TSO Purchase Agreement”) by and among the Buyer, Tesoro Corporation, a Delaware corporation, as the seller, and solely for the limited purposes set forth in the TSO Purchase Agreement, HIE.

       On November 14, 2013, the Company filed a Current Report on Form 8-K/A (the “First Amendment”) with the SEC for the sole purpose of providing the historical financial statements of HIE and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K.  Exhibit 99.4 to the First Amendment, however, contained three presentation errors in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months ended June 30, 2013 (the “Statement of Operations”).  More specifically, the amounts disclosed in the “Pro Forma Adjusments - Net income (loss) ”,  "Company Pro Forma - Income (loss) before income taxes", and the “Company Pro Forma - Net income (loss)” line items in the Statement of Operations were incorrectly presented without surrounding parentheses, which would have signified that those amounts were “losses.” In addition, in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012, the "Company Pro Forma - interest expense and financing costs, net" was changed from $(9,482) to $(9,682) to correct a typographical error.

This Current Report  on Form 8-K/A (this “Second Amendment”) amends and supplements the Prior 8-K and the First Amendment for the sole purpose of correcting Exhibit 99.4  to present the amounts disclosed in the “Pro Forma Adjusments - Net income (loss) ”, "Company Pro Forma - Income (loss) before income taxes" and the "Company Pro Forma - Net income (loss)" line items in the Statement of Operations with surrounding parentheses, correctly signifying that thes amounts are "losses" and to correct the typographical error referenced above.  No other modification to the Prior 8-K the First Amendmentor Exhibit 99.4. is being made by this Second Amendment. This Second Amendment should be read in connection with the Prior 8-K and the First Amendement, which provide a more complete description of the TSO Hawaii Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Tesoro Hawaii’s audited combined financial statements for the years ended December 31, 2012 and 2011 are attached hereto as Exhibit 99.2 and Tesoro Hawaii’s unaudited combined financial statements for the six months ended June 30, 2013 and 2012 are attached hereto as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The unaudited combined pro forma financial information for the Company, after giving effect to the acquisition of Tesoro Hawaii and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.4.

(c)	Shell Company Transactions.

None.

(d)	Exhibits:

2.1*
Membership Interest Purchase Agreement dated as at June 17, 2013, by and among Tesoro Corporation, Tesoro Hawaii, LLC and Hawaii Pacific Energy, LLC. Incorporated by reference to Exhibit 2.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed on August 14, 2013.

3.1
Certificate of Amendment to the Certificate of Incorporation of the Company dated effective September 25, 2013. Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

4.1
Registration Rights Agreement dated as of September 25, 2013, by and among the Company and the Purchasers party thereto. Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.1*
Framework Agreement dated as of September 25, 2013, by and among Hawaii Pacific Energy, LLC, Tesoro Hawaii, LLC and Barclays Bank PLC. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.2*
Storage and Services Agreement dated as of September 25, 2013, by and among Tesoro Hawaii, LLC and Barclays Bank PLC. Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.3
Agency and Advisory Agreement dated as of September 25, 2013, by and among Tesoro Hawaii, LLC and Barclays Bank PLC. Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.4*
Inventory First Lien Security Agreement dated as of September 25, 2013, by and between Tesoro Hawaii, LLC and Wells Fargo Bank, N.A., as inventory collateral agent. Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.5*
First Lien Mortgage dated as of September 25, 2013, by and between Tesoro Hawaii, LLC and Wells Fargo Bank, N.A., as collateral agent. Incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.6*
Intercreditor Agreement dated as of September 25, 2013, by and among Barclays Bank PLC, Wells Fargo Bank, N.A., as inventory collateral agent, Deutsche Bank AG New York Branch, as ABL loan collateral agent and as administrative agent pursuant to the ABL Credit Agreement, Hawaii Pacific Energy, LLC, and Tesoro Hawaii, LLC. Incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.7*
Membership Interests First Lien Pledge Agreement dated as of September 25, 2013, by and between Hawaii Pacific Energy, LLC and Wells Fargo Bank, N.A., as inventory collateral agent. Incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.8
Tenth Amendment to Delayed Draw Term Loan Credit Agreement dated as of September 25, 2013, by and among the Company, the Guarantors party thereto, the Lenders party thereto and Jefferies Finance LLC, as administrative agent for the Lenders. Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.9*
ABL Credit Agreement dated as of September 25, 2013, by and among Tesoro Hawaii, LLC, the other borrowers party thereto, Hawaii Pacific Energy, LLC, the Lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent and ABL loan collateral agent. Incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.10*
ABL Loan Second Lien Security Agreement dated as of September 25, 2013, by and between Tesoro Hawaii, LLC and Wells Fargo Bank, National Association, as inventory collateral agent. Incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.11*
ABL Loan First Lien Security Agreement dated as of September 25, 2013, by and between Tesoro Hawaii, LLC and Deutsche Bank AG New York Branch, as ABL loan collateral agent. Incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.12*
Second Lien Mortgage dated as of September 25, 2013, by and between Tesoro Hawaii, LLC and Deutsche Bank AG New York Branch, as collateral agent. Incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.13*
Membership Interests Second Lien Pledge Agreement dated as of September 25, 2013, by and between Hawaii Pacific Energy, LLC and Deutsche Bank AG New York Branch, as ABL loan collateral agent. Incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.14*
Inventory Second Lien Security Agreement dated as of September 25, 2013, by and between Tesoro Hawaii, LLC and Deutsche Bank AG New York Branch, as collateral agent. Incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

10.15
Common Stock Purchase Agreement dated effective as of September 10, 2013, by and among the Company and the Purchasers party thereto. Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 13, 2013.

23.1	Consent of Ernst & Young LLP. Incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed on November 14, 2013.

99.1	Press Release dated September 25, 2013. Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 27, 2013.

99.2
Tesoro Hawaii’s audited combined financial statements for the years ended December 31, 2012 and 2011.  Incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A filed on November 14, 2013.

99.3
Tesoro Hawaii’s unaudited combined financial statements for the six months ended June 30, 2013 and 2012.  Incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K/A filed on November 14, 2013.

99.4	The unaudited combined pro forma financial information for the Company, after giving effect to the acquisition of Tesoro Hawaii and adjustments described in such pro forma financial information.

*
Schedules and similar attachments to the referenced agreements have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR PETROLEUM CORPORATION (Registrant)

By:	/s/ William Monteleone
William Monteleone
Chief Executive Officer

By:	/s/ R. Seth Bullock
R. Seth Bullock
Chief Financial Officer

Date: November 22, 2013